[FLAG INVESTORS LOGO]

Value Builder Fund, Inc.
(Class A, Class B, and Class C Shares)

Prospectus & Application
August 1, 1999, as supplemented through
January 18, 2000

The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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                             [FLAG INVESTORS LOGO]

This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and current income.

The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and fund expenses. (Refer to the section on sales charges and the attached Application.)

TABLE OF CONTENTS

Investment Summary ..............................................1
Fees and Expenses of the Fund ...................................3
Investment Program ..............................................4
The Fund's Net Asset Value ......................................5
How to Buy Shares ...............................................5
How to Redeem Shares ............................................6
Telephone Transactions ..........................................6
Sales Charges ...................................................7
How to Choose the Class
   That Is Right for You ........................................9
Dividends and Taxes .............................................9
Investment Advisor and Sub-Advisor ..............................9
Financial Highlights ...........................................11
Application ...................................................A-1

Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

INVESTMENT SUMMARY
--------------------------------------------------------------------------------

Objectives and Strategies

      The Fund seeks to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and corporate bonds.

      The Fund's investment advisor and sub-advisor (the "Advisors")may alter the percentages of assets invested in common stocks and bonds depending on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy. Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.

      In selecting common stocks for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investment to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies.

      In selecting bonds for the Fund, the Advisors purchase securities with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years. The bonds purchased by the Fund will generally be investment grade, but may also be non-investment grade.

Risk Profile

      The Fund is best suited for you if you are seeking both long-term growth of capital and current income through an approach that combines investments in common stocks and bonds. The value of an investment in the Fund will vary from day to day based on changes in the prices of the common stocks and the bonds in the Fund's portfolio. The Fund's investments in common stocks can be expected to be more volatile than the Fund's investments in bonds.

      General Stock Risk. The prices of common stocks purchased by the Fund will fluctuate based upon investor perceptions of the economy, the markets, and the companies represented in the Fund's portfolio.

      General Fixed Income Risk. The value of the bonds in the Fund's portfolio can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases will generally be larger if the Fund holds securities with longer maturities. It is also possible that the issuer of a bond may be unable to make principal and interest payments when due.

      Style Risk. As with any investment strategy, the "flexible value" strategy used in managing the Fund's equity portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

      Asset Allocation Risk. The Advisors' assessment of market and economic conditions may cause them to invest too much or too little in either stocks or bonds. This could adversely affect the Fund's performance.

      You may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                         Class A Shares*
                   For years ended December 31,

1993      1994      1995      1996      1997      1998

11.76%    -0.37%    32.74%    24.64%    22.67%    18.53%

-----------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1998 through June 30, 1999, the year-to-date total return for Class A Shares was 11.19%.

     During the 6-year period shown in the bar chart, the highest return for a quarter was 17.91% (quarter ended 12/31/98) and the lowest return for a quarter was (9.66)% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 1998)

                                                                             91-Day U.S.      Lipper Balanced
                                   Class A Shares(1)         S&P 500(2)    Treasury Bill(3)    Fund Index(4)
                            ----------------------------   ------------   ----------------   ----------------
Past One Year ...........        13.19%                       28.58%          4.88%              15.09%
Past Five Years .........        18.01%                       24.06%          5.02%              13.87%
Since Inception .........        16.75%(6/15/92)              21.28%(5)       4.57%(5)           13.63%(5)


                                                                            91-Day U.S.       Lipper Balanced
                                  Class B Shares(1)          S&P 500(2)    Treasury Bill(3)     Fund Index(4)
                            ---------------------------    ------------   ----------------   ----------------
Past One Year ...........       13.60%                        28.58%          4.88%              15.09%
Since Inception .........       23.22%(1/3/95)                30.51%(6)       5.20%(6)           18.24%(6)

-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges which increased on January 18, 2000.
(2) The Standard & Poor's 500 Index is an unmanaged index that is a widely recognized benchmark of general equity market performance. The index does not factor in the costs of buying, selling, and holding securities -- costs which are reflected in the Fund's results.
(3) The 91-Day U.S. Treasury Bill is a measure of short-term bond market performance.
(4) The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. Typically, the stock/bond ratio of the funds in the index ranges around 60%/40%.
(5) For the period from 6/30/92 through 12/31/98.
(6) For the period from 12/31/94 through 12/31/98.

     No performance information is provided for the Class C Shares because they had not been offered for a full year at December 31, 1998. However, performance of the Class C Shares is expected to be similar to that of the Fund's other classes and will differ only to the extent that Class C Shares do not have the same expenses.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                Class A              Class B            Class C
                                                                                 Shares               Shares            Shares
                                                                             Initial Sales           Deferred          Deferred
                                                                                 Charge            Sales Charge      Sales Charge
                                                                              Alternative          Alternative        Alternative
                                                                            ---------------     -----------------  ----------------
Shareholder Fees:
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price) .......................................    5.50%*                  None              None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase
 price or redemption proceeds, whichever is lower) .........................    1.00%*                 5.00%**           1.00%***
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ................     None                   None              None
Redemption Fee .............................................................     None                   None              None
Exchange Fee ...............................................................     None                   None              None
Annual Fund Operating Expenses:
  (expenses that are deducted from Fund assets)
Management Fees ............................................................    0.75%                  0.75%             0.75%
Distribution and/or Service (12b-1) Fees ...................................    0.25%                  0.75%             0.75%
Other Expenses (including a 0.25% shareholder servicing fee for Class B
 and Class C Shares) .......................................................    0.12%                  0.37%****         0.37%****
                                                                               ------               ---=----           -------
Total Annual Fund Operating Expenses .......................................    1.12%                  1.87%             1.87%
                                                                               ======              =========           =======

-----------
   * You will pay no sales charge on purchases of $1 million or more of Class A Shares, but unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
  ** Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")
 *** You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges -- Redemption Price.")
**** A portion of the shareholder servicing fee is allocated to your securities dealer and qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.

Example:

     This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                            1 year     3 years     5 years     10 years
                                                                           --------   ---------   ---------   ---------
 Class A Shares ........................................................     $559        $790       $1,039      $1,752
 Class B Shares ........................................................     $590        $888       $1,211      $1,815
 Class C Shares ........................................................     $290        $588          N/A         N/A

 You would pay the following expenses if you did not redeem your shares:

 Class A Shares ........................................................     $559        $790       $1,039      $1,752
 Class B Shares ........................................................     $190        $588       $1,011      $1,815
 Class C Shares ........................................................     $190        $588          N/A         N/A

     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies, and
Risk Considerations

      The Fund seeks to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and corporate bonds.

      The Advisors are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting investments for the Fund, the Advisors determine the relative percentages of assets to be invested in common stocks and bonds based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy. Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.

      In selecting common stocks for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investment to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies.

      In managing the Fund's bond portfolio, the Advisors invest primarily in corporate bonds. The Advisors select bonds with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years. In general, the corporate bonds held by the Fund will be investment grade bonds. However, the Fund also invests, to a limited extent, in non-investment grade bonds.

      An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run, stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. Bonds are subject to interest rate and credit risk. The value of the Fund's bond portfolio can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases will generally be larger if the Fund holds securities with longer maturities. It is also possible that the issuer of a bond may be unable to make principal and interest payments when due. Whether or not the Fund benefits from the allocation of assets between common stocks and bonds will depend on the Advisors' success in assessing economic trends and their impact on financial assets.

      To reduce the Fund's risk, the Advisors may make temporary defensive investments in high quality, short-term money market instruments and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. government. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

      The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates after January 1, 2000 and do not distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers, or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. On the day before certain holidays are observed, the primary trading markets for the Fund may close early and the Fund also may close early. You may call the Transfer Agent at 1-800-553-8080 for additional information about whether the Fund will close early before a particular holiday. The net asset value is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.

      In valuing its assets, the Fund's investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day or after the Fund has closed early before a holiday, the price you pay or receive will be based on the next Business Day's net asset value per share.

      The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

      You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

      Your purchase order may not be accepted if the sale of Fund Shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension, or profit sharing plans.

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the

Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

      1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

      2) If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

      3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

      4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust, or fiduciary.

Other Redemption Information

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

      If you own Fund Shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
--------------------------------------------------------------------------------

Purchase Price

      The price you pay to buy shares will be the Fund's offering price; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                           Class A
                                        Sales Charge
                                          as a % of
                                  -------------------------
                                                               Class B     Class C
                                   Offering     Net Amount      Sales       Sales
Amount of Purchase                   Price       Invested       Charge     Charge
-----------------------------------------------------------------------------------
Less than    $ 50,000 .........     5.50%        5.82%           None        None
$   50,000 - $ 99,999 .........     4.50%        4.71%           None        None
$  100,000 - $249,999 .........     3.50%        3.63%           None        None
$  250,000 - $499,999 .........     2.50%        2.56%           None        None
$  500,000 - $999,999 .........     2.00%        2.04%           None        None
$1,000,000 and over ...........      None         None           None        None
-----------------------------------------------------------------------------------

      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details.

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the prior 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, or a broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

    (i) A qualified retirement plan;

   (ii) A Flag Investors fund payroll savings plan program;

  (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

      You may exchange Class A, B, or C Shares of any other Flag Investors fund for an equal dollar amount of Class A, B or C Shares, respectively, without payment of the sales charges described above or any other charge. You may not exchange Class A Shares of a Flag Investors Money Market Fund unless you acquired those shares through a prior exchange. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                                     Sales Charge as a Percentage
                                         of the Dollar Amount
                                           Subject to Charge
                         -----------------------------------------------------
                              Class A            Class B           Class C
                           Sales Charge       Sales Charge       Sales Charge
                             (as % of           (as % of           (as % of
Years Since Purchase      Cost or Value)     Cost or Value)     Cost or Value)
------------------------------------------------------------------------------
First ................       1.00%*              5.00%              1.00%
Second ...............       0.50%*              4.00%               None
Third ................        None               3.00%               None
Fourth ...............        None               3.00%               None
Fifth ................        None               2.00%               None
Sixth ................        None               1.00%               None
Thereafter ...........        None                None               None
------------------------------------------------------------------------------

* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge that was in effect at the time of your original purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your Shares for shares of another Flag Investors fund of the same class.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

      (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.


     (ii) Either you or your representative notifies your securities dealer, servicing agent, or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000, and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

      If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

      If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

      In general, if you intend to invest more than $50,000, your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $50,000 and expect to hold your shares for more than seven years, your combined sales charges and expenses are lower with Class B Shares. If you intend to invest less than $50,000 and expect to hold your shares for less than seven years, your combined sales charges and expenses are lower with Class C Shares.

      Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and Class B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares.

      Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans

      The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of quarterly dividends and to distribute taxable net capital gains on an annual basis.

Taxes

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state, and local taxation, depending upon your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Each sale or exchange of the Fund's shares is a taxable event.

      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state, and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $10 billion of net assets as of June 30, 1999. ABIM is a registered investment advisor with approximately $11.7 billion under management as of June 30, 1999. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Deutsche Banc Alex. Brown Incorporated owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining 49% limited partnership interest.

      ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

      As compensation for its services for the fiscal year ended March 31, 1999, ICC received from the Fund a fee equal to 0.75% of the Fund's average daily net assets. ICC compensates ABIM out of its advisory fee.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking, and insurance.

      The Advisor was formerly an indirect subsidiary of Bankers Trust Corporation. It became an indirect subsidiary of Deutsche Bank as a result of Bankers Trust Corporation's merger with Deutsche Bank on June 4, 1999. Because this merger resulted in a change of control of the Advisor, the shareholders were asked to approve a new investment advisory agreement between the fund and ICC and a new sub-advisory agreement among the Fund, ICC, and ABIM. Under these agreements, the services provided to the Fund by the Advisors are the same as the services provided under the agreements in effect when the Advisor was a subsidiary of Bankers Trust. The agreements were approved at a Special Meeting of shareholders held on October 7, 1999.

      On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICC and ABIM may not be able to continue to provide advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager

      Mr. Hobart C. Buppert, II has primary responsibility for managing the Fund's assets. Prior to July 31, 1997, he shared that responsibility with Messrs. J. Dorsey Brown, III and Lee S. Owen.

      Mr. Buppert has 27 years of investment experience. He has been a Vice President of ABIM since 1980. Prior to joining ABIM, Mr. Buppert worked as a Portfolio Manager for T. Rowe Price Associates from 1976 to 1980 and as a Portfolio Manager and Research Analyst for the Equitable Trust Company from 1972 to 1976. Mr. Buppert received his B.A. and M.B.A. degrees from Loyola College in 1970 and 1974, respectively. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years for Class A Shares and since commencement of operations for Class B and Class C Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is part of the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. These financial statements are included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each year)

                                                                                     Class A Shares
                                                        ------------------------------------------------------------------------
                                                                             For the Years Ended March 31,
                                                        ------------------------------------------------------------------------
                                                            1999           1998           1997           1996           1995
                                                        ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
 Net asset value at beginning of year ...............     $ 22.09       $  17.14       $  14.68       $  12.02       $  11.23
                                                          -------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income ..............................        0.56           0.47           0.39           0.36           0.35
 Net realized and unrealized gain on
   investments ......................................        2.40           5.21           2.49           3.03           0.80
                                                          -------       --------       --------       --------       --------
 Total from Investment Operations ...................        2.96           5.68           2.88           3.39           1.15
                                                          -------       --------       --------       --------       --------
Less Distributions:
 Net investment income and short-term gains .........       (0.57)         (0.47)         (0.36)         (0.41)         (0.35)
 Net realized long-term capital gains ...............       (0.33)         (0.26)         (0.06)         (0.32)         (0.01)
                                                          -------       --------       --------       --------       --------
 Total distributions ................................       (0.90)         (0.73)         (0.42)         (0.73)         (0.36)
                                                          -------       --------       --------       --------       --------
 Net asset value at end of year .....................     $ 24.15       $  22.09       $  17.14       $  14.68       $  12.02
                                                          =======       ========       ========       ========       ========
Total Return ........................................       13.91%         33.82%         19.90%         28.86%         10.57%
Ratios to Average Net Assets:
 Expenses ...........................................        1.12%          1.14%          1.27%          1.31%          1.35%(1)
 Net investment income ..............................        2.64%          2.49%          2.51%          2.72%          3.07%(2)
Supplemental Data:
 Net assets at end of year (000) ....................    $649,664       $491,575       $278,130       $200,020      $ 146,986
 Portfolio turnover rate ............................          10%             7%            13%            15%            18%

-----------
(1) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 1.40% for the year ended March 31, 1995.
(2) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 3.02% for the year ended March 31, 1995.

                                                                       Class B Shares
                                                   ------------------------------------------------------
                                                               For the Years Ended March 31,
                                                   ------------------------------------------------------
                                                       1999          1998          1997          1996
                                                   ------------  ------------  ------------  ------------
Per Share Operating Performance:
 Net asset value at beginning of period .........    $ 22.08      $  17.16      $  14.71      $  12.01
                                                     -------      --------      --------      --------
Income from Investment Operations:
 Net investment income ..........................       0.41          0.34          0.26          0.21
 Net realized and unrealized gain on
   investments ..................................       2.38          5.20          2.51          3.05
                                                     -------      --------      --------      --------
 Total from Investment Operations ...............       2.79          5.54      $   2.77          3.26
                                                     -------      --------      --------      --------
Less Distributions:
 Net investment income and short-term gains .....      (0.43)        (0.36)        (0.26)        (0.24)
 Net realized long-term capital gains ...........      (0.33)        (0.26)        (0.06)        (0.32)
                                                     -------      --------      --------      --------
 Total distributions ............................       (.76)        (0.62)        (0.32)        (0.56)
                                                     -------      --------      --------      --------
 Net asset value at end of period ...............    $ 24.11      $  22.08      $  17.16      $  14.71
                                                     ========     ========      ========      ========
Total Return ....................................      13.10%        32.84%        19.00%        27.89%
Ratios to Average Net Assets:
 Expenses .......................................       1.87%         1.89%         2.02%         2.06%
 Net investment income ..........................       1.90%         1.75%         1.84%         1.97%
Supplemental Data:
 Net assets at end of period (000) ..............   $110,680     $  64,498     $  17,311     $   4,178
 Portfolio turnover rate ........................         10%            7%           13%           15%

                                                                       Class C Shares
                                                                      ---------------
                                                        For the
                                                         Period
                                                       January 3,      For the Period
                                                        1995(1)       April 8, 1998(1)
                                                        through           through
                                                       March 31,         March 31,
                                                   -----------------  ---------------
                                                          1995              1999
                                                   -----------------  ---------------
Per Share Operating Performance:
 Net asset value at beginning of period .........     $ 11.14            $  22.31
                                                      -------            --------
Income from Investment Operations:
 Net investment income ..........................        0.08                0.39
 Net realized and unrealized gain on
   investments ..................................        0.79                2.10
                                                      -------            --------
 Total from Investment Operations ...............        0.87                2.49
                                                      -------            --------
Less Distributions:
 Net investment income and short-term gains .....          --               (0.35)
 Net realized long-term capital gains ...........          --               (0.33)
                                                      -------            --------
 Total distributions ............................          --               (0.68)
                                                      -------            --------
 Net asset value at end of period ...............     $ 12.01            $  24.12
                                                      =======            ========
Total Return ....................................        7.81%              11.50%(2)
Ratios to Average Net Assets:
 Expenses .......................................        2.10%(3,4)          1.91%(4)
 Net investment income ..........................        2.94%(4,5)          2.05%(4)
Supplemental Data:
 Net assets at end of period (000) ..............     $   341           $  17,450
 Portfolio turnover rate ........................          18%                 10%

-----------
(1) Commencement of operations.
(2) Total return is since inception.
(3) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 2.17% annualized for the period ended March 31, 1995.
(4) Annualized.
(5) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 2.87% annualized for the period ended March 31, 1995.

                    FLAG INVESTORS VALUE BUILDER FUND, INC.
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Make check payable to "Flag Investors   For assistance in completing this
Value Builder Fund, Inc." and mail      Application please call:
with this Application to:               1-800-553-8080, Monday through
 Flag Investors Funds                   Friday, 8:30 a.m. to 5:30 p.m.
 P.O. Box 219663                        (Eastern Time).
 Kansas City, MO 64121-9663             To open an IRA account, please call
 Attn: Flag Investors Value Builder     1-800-767-3524 for an IRA information
 Fund, Inc.                             kit.

I wish to purchase the following class of shares of the Fund, in the amount indicated. (Please check the applicable box and indicate the amount of purchase.)

MINIMUM INITIAL INVESTMENT:   $2,000 ($500 FOR SHAREHOLDERS WITH AN EXISTING
FLAG INVESTORS ACCOUNT.)

[ ] Class A Shares (5.5% maximum initial sales charge) in the amount of $_________

[ ] Class B Shares (5.0% maximum contingent deferred sales charge) in the amount of $_______

[ ] Class C Shares (1.0% maximum contingent deferred sales charge) in the amount of $_______

                 Your Account Registration (Please Print)

Existing Account No., if any: _________

Individual or Joint Tenant                                  Gifts to Minors

-----------------------------------------------             ----------------------------------------------------------------------
First Name     Initial      Last Name                       Custodian's Name (only one allowed by law)


-----------------------------------------------             ----------------------------------------------------------------------
Social Security Number                                      Minor's Name (only one)


-----------------------------------------------             -------------------------------  -------------------------------------
Joint Tenant    Initial     Last Name                       Social Security Number of Minor  Minor's Date of Birth (Mo./Day/Yr.)


                                                            under the ____________________ Uniform Gifts to Minors Act
                                                                      (State of Residence)




Corporations, Trusts, Partnerships, etc.                    Mailing Address

-----------------------------------------------             ----------------------------------------------------------------------
Name of Corporation, Trust or Partnership                   Street


----------------------    ---------------------             ----------------------------------------------------------------------
Tax ID Number             Date of Trust                     City                              State                      Zip

                                                            (    )
-----------------------------------------------             ----------------------------------------------------------------------
Name of Trustees (if to be included in                      Daytime Phone
the Registration)


-----------------------------------------------
For the Benefit of

                           Letter of Intent (Optional)

[ ] I intend to invest at least the amount indicated below in Class A Shares of
    Flag Investors Value Builder Fund, Inc. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.
 [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1 000,000

                        Right of Accumulation (Optional)

List the Account numbers of Class A Shares of other Flag Investors Funds that you or your immediate family already own that qualify you for reduced sales charges.

     Fund Name          Account No.         Owner's Name          Relationship
     ---------          -----------         ------------          ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Distribution Options

Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

     Income Dividends                       Capital Gains
     [ ] Reinvested in additional shares    [ ] Reinvested in additional shares
     [ ] Paid in cash                       [ ] Paid in cash


Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                       Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______ in Class A Shares or $________ in Class B Shares or $______ in Class C Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quar-terly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250 per class

Subsequent Investments (check one):    [ ] Monthly ($100 minimum per class)
[ ] Quarterly ($250 minimum per class)


                                                   Please attach a voided check.

----------------------------------    -----------------------------------------
Bank Name                             Depositor's Signature          Date


----------------------------------    -----------------------------------------
Existing Flag Investors Fund Account  Depositor's Signature (if      Date
No., if any                           joint acct., both must sign)

                   Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of ________ , ___ (year) please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $__________ , from Class A Shares and/or $__________ from Class
B Shares and/or $____________ from Class C Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

      Frequency (check one):   [ ] Monthly   [ ] Quarterly (January, April,
                                                 July, and October)

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

       No, I/We do not want:   [ ] Telephone redemption privileges
                               [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

Bank: ______________________________  Bank Account No.:_______________________

Address: ___________________________  Bank Account Name:______________________

         ___________________________  Bank Phone Number: _____________________

                      Signature and Taxpayer Certification

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

 [ ] U.S. Citizen/Taxpayer:

   [ ] I certify that (1) the number shown above on this form is the correct
       Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

   [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Social Security Number or Tax ID Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Secur ity Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

 [ ] Non-U.S. Citizen/Taxpayer:

     Indicated country of residence for tax purposes:___________________.

     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


----------------------------------    -----------------------------------------
Signature  Date                       Signature (if joint acct., both must sign)
                                                                     Date
--------------------------------------------------------------------------------
 For Dealer Use Only

Dealer's Name: _______________________  Dealer Code:__________________________

Branch Address: ______________________  Branch Code:__________________________

                ______________________  Rep. No.: ____________________________

Representative: ______________________  Rep. Phone No.:_______________________

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                           Baltimore, Maryland 21202


              Distributor                                Custodian
         ICC DISTRIBUTORS, INC.                    BANKERS TRUST COMPANY
          Two Portland Square                        130 Liberty Street
         Portland, Maine 04101                    New York, New York 10006

            Transfer Agent                               Fund Counsel
    INVESTMENT COMPANY CAPITAL CORP.             MORGAN, LEWIS & BOCKIUS LLP
           One South Street                           1701 Market Street
       Baltimore, Maryland 21202               Philadelphia, Pennsylvania 19103
            1-800-553-8080

        Independent Accountants
       PRICEWATERHOUSECOOPERS LLP
         250 West Pratt Street
       Baltimore, Maryland 21201

                             [FLAG INVESTORS LOGO]

      Flag Investors o P.O. Box 515 o Baltimore, MD 21203 o (800) 767-FLAG
                             www.flaginvestors.com
--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.

Investment Company Act File No. 811-6600                 VBPRS (1/00)